Events After the Reporting Date	12 Months Ended
Dec. 31, 2021
Disclosure of non-adjusting events after reporting period [abstract]
Events After the Reporting Date	EVENTS AFTER THE REPORTING DATE
Final dividend
On 17 February 2022, Gold Fields declared a final dividend of 260 SA cents per share.
Russian invasion of Ukraine
Subsequent to year-end, and at the time of finalising the financial statements, the Russian invasion of Ukraine has had a significant impact on commodity prices, including increased oil, gas, other commodity (ammonia nitrate, copper, steel and other commodities) and gold prices. The oil price is a driver for a number of input costs for the group, including diesel and transport costs, while gas prices have an impact on power costs and other commodity prices drive direct mining and processing costs. The Group has an oil hedge in place for 2022 that will mitigate some of the impact of an increase in the oil price on input costs, refer note 38 for further details.
Management considered the impact of the high inflationary environment in the business planning process used to determine the 2022 operational plan and guidance. However, further significant increases in oil, gas and other commodity prices in any of the countries in which the Group operates could further increase the prices the Group pays for products and services and could have an adverse effect on the Group’s business, operating results (including increased all-in-costs) and financial condition. Conversely, an increase in the gold price could increase the revenue for the Group and could have a positive effect on the Groups business, operating results and financial condition.